SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                          Knight Transportation, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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
                           NOTICE AND PROXY STATEMENT

                                       FOR

                        ANNUAL MEETING OF SHAREHOLDERS OF

                           KNIGHT TRANSPORTATION, INC.

                            TO BE HELD ON MAY 9, 2001

                           KNIGHT TRANSPORATION, INC.
                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PROXY STATEMENT................................................................1
  Right to Attend Annual Meeting; Revocation of Proxy..........................1
  Costs of Solicitation........................................................1
  Voting Securities Outstanding................................................1
  Annual Report................................................................2
  Required Majority, Cumulative Voting.........................................2
  How To Read This Proxy Statement.............................................2

PROPOSALS FOR SHAREHOLDER CONSIDERATION........................................3
  ITEM NO. 1. ELECTION OF DIRECTORS............................................3
              Information Concerning Directors and Nominees....................3
              Biographical Information Concerning Directors
                and Executive Officers of the Company..........................4
  ITEM NO. 2. PROPOSAL TO CLARIFY ARTICLES OF INCORPORATION....................6
  ITEM NO. 3. PROPOSAL TO RATIFY APPOINTMENT OF ARTHUR ANDERSEN LLP
                AS INDEPENDENT ACCOUNTANTS.....................................6

CORPORATE GOVERNANCE -- MEETINGS AND COMPENSATION OF THE BOARD OF
DIRECTORS AND ITS COMMITTEES...................................................7
  Committees of the Board of Directors.........................................7
  Executive Committee..........................................................8
  Audit Committee and Audit Committee Report...................................8
  Report of the Audit Committee of Knight Transportation, Inc..................8
  Compensation Committee......................................................10
  Other Committees............................................................10
  Compliance with Section 16(a) of the Securities Exchange Act of 1934........10

EXECUTIVE COMPENSATION........................................................11
  Summary Compensation Table..................................................11
  Long Term Incentive Plan....................................................13
  Employment Agreements.......................................................13
  Stock Option Plan...........................................................13
  401(k) Plan.................................................................13
  Compensation Committee, Compensation Committee Interlocks,
    Report On Executive Compensation..........................................14
  Stock Performance Graph.....................................................16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................17
  Company's Purchase and Lease of Properties..................................17
  Concentrek Investment.......................................................17
  Knight Flight...............................................................18
  Transactions With Affiliates................................................18
  Certain Business Relationships..............................................18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................19

SHAREHOLDER PROPOSALS.........................................................21

OTHER MATTERS.................................................................21

                           NOTICE AND PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF SHAREHOLDERS OF
                           KNIGHT TRANSPORTATION, INC.
                            TO BE HELD ON MAY 9, 2001


TO OUR SHAREHOLDERS:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of KNIGHT TRANSPORTATION, INC. (the "Company") to be held at 10:00 A.M., Phoenix time, on May 9, 2001, at The Wigwam Resort Hotel, 300 East Wigwam Boulevard, Litchfield Park, Arizona 85340. The purpose of the Annual Meeting is to:

     1. Elect nine (9) directors in three classes of three directors each, with one class to serve for a term of one year, one class to serve for a term of two years, and one class to serve for a term of three years;

     2. Approve an amendment to the Articles of Incorporation, clarifying that the term of Class III directors, approved by shareholders at the May 2000 Meeting of Shareholders, is three years;

     3. Approve and ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 2001; and

     4. Transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on March 23, 2001, as the Record Date for determining those shareholders who are entitled to receive notice of and vote at the Annual Meeting or any adjournment of that meeting. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of the Company's 2000 Annual Report to Shareholders, which includes audited consolidated financial statements, is enclosed.

     YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.


                                        By Order of the Board of Directors,

                                        /s/ Timothy M. Kohl

                                        Timothy M. Kohl,
                                        Secretary

Phoenix, Arizona
April 5, 2001

                           KNIGHT TRANSPORTATION, INC.
                             5601 WEST BUCKEYE ROAD
                             PHOENIX, ARIZONA 85043

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Knight Transportation, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 9, 2001. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If not otherwise specified, all proxies received pursuant to this solicitation will be voted FOR the Director Nominees named below, FOR the Amendment to the Articles of Incorporation clarifying the Amendment adopted at the 2000 Annual Meeting, and FOR the ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for 2001. The Proxy Statement, proxy card, and the Company's Annual Report on Form 10-K was first mailed on or about April 5, 2001, to shareholders of record at the close of business on March 23, 2001 (the "Record Date").

RIGHT TO ATTEND ANNUAL MEETING; REVOCATION OF PROXY

     Returning your Proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. Shareholders who execute and return proxies may revoke them at any time before they are exercised by giving written notice to the Secretary of the Company at the address of the Company, by executing a subsequent proxy and presenting it to the Secretary of the Company, or by attending the Annual Meeting and voting in person.

COSTS OF SOLICITATION

     The Company will bear the cost of solicitation of proxies, which will be nominal and will include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the outstanding common stock of the Company. Proxies will be solicited by mail, and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services.

VOTING SECURITIES OUTSTANDING

     As of March 23, 2001, there were approximately 15,384,760 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), issued and outstanding. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting, either in person or by valid proxy. Ballots cast at the Annual Meeting will be counted by the Inspector of Elections and the results of all ballots cast will be announced at the Annual Meeting.

     Except in the election of directors, shareholders are entitled to one (1) vote for each share held of record on each matter of business to be considered at the Annual Meeting. In the election of directors, cumulative voting is required by law. See "REQUIRED MAJORITY," below. Abstentions will not be counted in voting on any proposal. A broker non-vote is not counted for purposes of approving matters to be acted upon at the Annual Meeting. A broker non-vote occurs when a nominee holding voting shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

ANNUAL REPORT

     The information included in this Proxy Statement should be reviewed in conjunction with the Consolidated Financial Statements, Notes to Consolidated Financial Statements, Independent Public Accountants' Report and other information included in the Company's 2000 Annual Report to Shareholders that was mailed on or about April 5, 2001, with this Notice of Annual Meeting and Proxy Statement, to all shareholders of record as of the Record Date.

REQUIRED MAJORITY, CUMULATIVE VOTING

     Under the Constitution of the State of Arizona, each holder of Common Stock has cumulative voting rights in electing directors of the Company. Under cumulative voting, each shareholder, when electing directors, has the right to cast as many votes in the aggregate as he has voting shares multiplied by the number of directors to be elected. For example, if a shareholder has 100 shares and four directors are to be elected, the shareholder may cast 400 votes. Each shareholder may cast the whole number of votes, either in person or by proxy, for one candidate or may distribute such votes among two or more candidates for director. The nominees for director who receive the most votes will be elected. Under cumulative voting rights provided by the Constitution of the State of Arizona, each shareholder, when electing a class of directors, has the right to cast as many votes in the aggregate as he has voting shares multiplied by the number of directors to be elected in that class of directors. For example, this year nine (9) directors are up for election in three (3) classes. If a shareholder has 100 shares, the shareholder may cast 900 votes, with 300 votes to be cast in each of the three classes. Other matters submitted to shareholders for consideration and action at the Annual Meeting must be approved by a simple majority vote of those shares present in person or by proxy.

HOW TO READ THIS PROXY STATEMENT

     Set forth below are all the proposals to be considered by shareholders at the Company's Annual Meeting of Shareholders to be held on May 9, 2001. Following the description of each proposal is important information about the management of the Company and its Board of Directors; executive compensation; transactions between the Company and its officers, directors and affiliates; the Company's stock owned by management and other large shareholders; and how shareholders may make proposals at the Annual Meeting. EACH SHAREHOLDER SHOULD READ THIS INFORMATION BEFORE COMPLETING AND RETURNING THE ENCLOSED PROXY CARD.

                     PROPOSALS FOR SHAREHOLDER CONSIDERATION

                        ITEM NO. 1. ELECTION OF DIRECTORS

     The Board of Directors has nominated nine (9) persons to serve on the Board commencing with the 2001 Annual Meeting. Pursuant to the Company's Articles of Incorporation, at the first time the number of directors to be elected equals nine (9) or more, the Board must be divided into three classes of Directors and the entire Board will stand for election, regardless of whether a member's term has expired at that meeting. Nine persons have been nominated to serve as Directors of the Company. The Board designates the Directors to serve in each class. Class I Directors will be elected for a one year term; Class II Directors will be elected for a two year term; and Class III Directors will be elected for a three year term. As the term of each class of directors expires, that class will be elected for a three year term, so that each year a class of directors will stand for election for a three year term. Cumulative voting will apply in the election of directors. INFORMATION CONCERNING THE COMPENSATION OF OFFICERS AND DIRECTORS, THEIR STOCK OWNERSHIP IN THE COMPANY, AND TRANSACTIONS BETWEEN OFFICERS, DIRECTORS AND 10% OR GREATER SHAREHOLDERS IS SET FORTH BELOW.

                              NOMINEES FOR DIRECTOR

   CLASS I DIRECTORS           CLASS II DIRECTORS            CLASS III DIRECTORS
(One-Year Initial Term)      (Two-Year Initial Term)          (Three-Year Terms)

Timothy M. Kohl                    Matt Salmon                    Keith Knight
Donald A. Bliss                    Gary Knight                    Kevin Knight
Mark Scudder                       G.D. Madden                    Randy Knight

     Each nominee to the Board of Directors has consented to serve. Messrs. Randy Knight, Kevin P. Knight, Gary J. Knight, and Keith T. Knight, who collectively have voting power over approximately 45.1% of the issued and outstanding shares of the Company's Common Stock, have indicated that they will vote their shares for the election of all director nominees.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD OF DIRECTOR NOMINEES.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

     In addition to those persons that have served as Directors during the past year, the Board has nominated Mr. Timothy M. Kohl to serve as a Class I Director and Mr. Matt Salmon to serve as a Class II Director.

     Information concerning the names, ages, positions, terms and business experience of the Company's current directors and nominees for director is set forth below.

              Name               Age     Company Position and Offices Held
              ----               ---     ---------------------------------
     Donald A. Bliss(1)(4)        68     Director
     Timothy M. Kohl              53     Chief Financial Officer, Secretary
     Gary J. Knight(2)(4)         49     President, Director
     Keith T. Knight(2)           46     Executive Vice President, Director
     Kevin P. Knight(2)(4)        44     Chairman of the Board, Chief
                                         Executive Officer, Director
     Randy Knight(2)              52     Director
     G.D. Madden(1)(3)            61     Director
     Matt Salmon                  43     None
     Mark Scudder(3)(4)           38     Director

Executive officers of the Company serve at the will of the Board of Directors.

----------
(1)  Member of the Audit Committee.
(2) Randy Knight and Gary J. Knight are brothers and are cousins of Kevin P. Knight and Keith T. Knight, who are also brothers.
(3)  Member of the Compensation Committee.
(4)  Member of the Executive Committee.

                  BIOGRAPHICAL INFORMATION CONCERNING DIRECTORS
                      AND EXECUTIVE OFFICERS OF THE COMPANY

     DONALD A. BLISS was elected to the Board of Directors of the Company in February 1995. Until December 1994, Mr. Bliss was Vice President and Chief Executive Officer of U.S. West Communications, a U.S. West company. Mr. Bliss has also been a Director of Bank of America Arizona since 1988 and was a Director of U.S. West Communications from 1987 to 1994. Mr. Bliss has been a Director of Continental General since 1990 and a Director of Western-Southern Insurance Company since April 1, 1998. Mr. Bliss is currently employed by AON Risk Services of Arizona Inc. as its Senior Managing Director.

     TIMOTHY M. KOHL joined the Company in 1996. Mr. Kohl has served as the Company's Secretary and Chief Financial Officer and Secretary since October 16, 2000, when he was selected by the Board to replace Mr. Clark Jenkins, who had resigned from the Company to take another position. Mr. Kohl served as Vice President of Human Resources for the Company from January, 1996 through May, 1999. From May, 1999 through October, 2000, Mr. Kohl served as Vice President of the Southeast Region of the Company. Prior to his employment with the Company, Mr. Kohl was employed by Burlington Motor Carriers as Vice President of Human Resources. Prior to his employment with Burlington Motor Carriers, Mr. Kohl served as Vice President of Human Resources for JB Hunt.

     GARY J. KNIGHT has served as the Company's President since 1993, and has been an officer and director of the Company since 1990. From 1975 until 1990, Mr. Knight was employed by Swift Transportation Co., Inc. ("Swift"), a long haul trucking company, where he was an Executive Vice President.

     KEITH T. KNIGHT has served as the Company's Executive Vice President since 1993, and has been an officer and director of the Company since 1990. From 1977 until 1990, Mr. Knight was employed by Swift, where he was a Vice President and Manager of Swift's Los Angeles terminal.

     KEVIN P. KNIGHT has served as the Company's Chairman of the Board since May 1999, has served as the Company's Chief Executive Officer since 1993, and has been an officer and director of the Company since 1990. From 1975 to 1984 and again from 1986 to 1990, Mr. Knight was employed by Swift, where he was an Executive Vice President and President of Cooper Motor Lines, Inc., a Swift subsidiary.

     RANDY KNIGHT has been a director of the Company since its inception in 1989 and is presently a consultant to the Company. Mr. Knight had served as an officer of the Company since its inception in 1989 and he resigned as an officer and Vice Chairman of the Board of Directors on July 31, 1999. Mr. Knight served as Chairman of the Board from 1993 to July 1999. (Mr. Knight currently serves as a consultant to the Company.) From 1985 to the present, Mr. Knight has owned a 50% interest in and served as Chairman of Total Warehousing, Inc. ("Total Warehousing"), a commercial warehousing and local transportation business located in Phoenix, Arizona. Mr. Knight was employed by Swift or related companies from 1969 to 1985, where he was a Vice President and shareholder.

     G.D. MADDEN has served as a director of the Company since January 1997. Since 1996, Mr. Madden has been President of Madden Partners, a consulting firm he founded, which specializes in transportation technology and strategic issues. Prior to founding Madden Partners, he was President and CEO of Innovative Computing Corporation, a subsidiary of Westinghouse Electric Corporation. Mr. Madden founded Innovative Computing Corporation (ICC) as a privately held company, which grew to be the largest supplier of fully integrated management information systems to the trucking industry. Mr. Madden sold ICC to Westinghouse in 1990 and continued to serve as its President and CEO until 1996.

     MATT SALMON Mr. Matt Salmon is the Executive Vice President of APCO Worldwide, a Washington, D.C. based consulting firm specializing in worldwide strategic communications and public affairs matters with 25 offices around the globe, including Europe and China. As an executive of APCO, Mr. Salmon provides clients with strategic communications and governmental affairs advice. Prior to joining APCO, Mr. Salmon was a member of the United States House of
Representatives from Arizona from 1994 through 1999. Prior to that time, he served four years in the Arizona State Senate and for 13 years as a telecommunications executive with U.S. West Communications. While a member of the United States House of Representatives, Mr. Salmon served on the International Relations Committee and as Chairperson and Founding Member of the House Renewable Energy Caucus.

     MARK SCUDDER has served as a director of the Company since November, 1999. Mr. Scudder is a principal of Scudder Law Firm, P.C., L.L.O. ("Scudder Law Firm"), in Lincoln, Nebraska and has been involved in the private practice of law since 1988. Mr. Scudder is a member of the board of directors of Covenant Transport, Inc., a publicly held long haul trucking company, and of UMB Bank Nebraska, N.A., a banking subsidiary of UMB Financial Corporation, a publicly traded, multi-bank holding company.

            ITEM NO. 2. PROPOSAL TO CLARIFY ARTICLES OF INCORPORATION

     At the Annual Meeting of Shareholders in 2000, shareholders approved an amendment to the Articles of Incorporation authorizing the election of directors in classes. Under the amendment, the Corporation's Board of Directors is divided into classes of directors with one class of directors to be elected each year commencing in 2001, with each class of director so elected to hold office for a term expiring on the second Annual Meeting following their election. The same procedure is to be provided each year until such time as the Board is comprised of nine (9) or more directors. At that time, the Board will be divided into three separate classes of directors, with Class I directors to be elected for a one (1) year term, Class II directors to be elected for a two (2) year term, and Class III directors to be elected for a three (3) year term. As the term of each class expires, that class will be reelected for a three (3) year term. For the 2001 Annual Meeting of Shareholders the Board of Directors has recommended nine directors; accordingly, three classes of directors will be elected at the May 9, 2001 Annual Meeting of Shareholders.

     The Articles of Incorporation state that Class III directors are to be elected for a three (3) year term. The Articles incorrectly state that the term of Class III Directors expires on the conclusion of the "second" succeeding Annual Meeting of Shareholders following the election of Class III directors. The Articles should state that the term of Class III directors expires on the "third" succeeding Annual Meeting of Shareholders following the election of Class III directors. All other references in the Articles of Incorporation make it clear that Class III directors are to serve for a three year term. The adoption of this amendment will assure that the Articles of Incorporation are clear about the term of Class III directors by substituting the word "third" succeeding Annual Meeting for the word "second" succeeding Annual Meeting. A copy of the amendment language is set forth in Exhibit 1 to this Proxy Statement.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THIS AMENDMENT TO THE ARTICLES OF INCORPORATION.

        ITEM NO. 3. PROPOSAL TO RATIFY APPOINTMENT OF ARTHUR ANDERSEN LLP
                           AS INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP, independent public accountants ("Arthur Andersen"), was the principal accounting firm used by the Company during the fiscal year ended December 31, 2000. Arthur Andersen has served as the Company's independent public accountant since 1994. The Board of Directors has appointed Arthur Andersen as the principal independent accounting firm to be used by the Company during the current fiscal year. A representative of Arthur Andersen is expected to be present at the Annual Meeting with an opportunity to make a statement if such representative desires to do so, and is expected to respond to appropriate questions.

                       FISCAL YEAR 2000 AUDIT FEE SUMMARY

     During fiscal year 2000, Arthur Andersen provided services in the following categories to the Company and was paid the following amounts:

     Financial Statement Audit Fees and Quarterly Reviews          $115,000
     All Other Fees                                                $ 83,000

     All Other Fees include amounts that were paid by the Company to Arthur Andersen for certain tax and due diligence procedures performed in connection with the Company's acquisition of John Fayard Fast Freight, Inc.

     The Audit Committee has considered whether the provisions of non-audit services by the Company's principal auditor is compatible with maintaining auditor independence.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN.

                             CORPORATE GOVERNANCE --

     MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD OF DIRECTORS. The Company's affairs are managed by the Board of Directors. During the year ended December 31, 2000, the Board of Directors of the Company met on four occasions and once through resolutions and actions taken without a meeting. Each of the directors attended 75% or more of the meetings of the Board of Directors and the meetings held by all of the committees of the Board on which he served.

DIRECTORS' COMPENSATION. Directors who are not 10% shareholders or employees of the Company ("Independent Directors") receive annual compensation of $5,000, plus a fee of $500 for attendance at each meeting of the Board of Directors, and a fee of $250 for Board committee meetings. Independent Directors appointed to the Board of Directors also receive an automatic grant of a non-qualified stock option ("NSO") for a number of shares of Common Stock to be designated by the Board of not fewer than 2,500 nor more than 5,000 shares. The exercise price of a NSO is 85% of the fair market value of the Company's stock as of the date of grant. The option is forfeitable if a director resigns one year after election as a director. The Board of Directors has granted each of Donald A. Bliss, G.D. Madden, and Mark Scudder, an NSO for 2,500 shares of the Company's Common Stock at original exercise prices of $13.18, and $20.19, and $11.75, respectively. Members of the Board of Directors also have the option to accept shares of the Company's Common Stock in lieu of director's fees. If this option is elected, the Company issues Common Stock on February 15 and August 15 of each year in payment of accrued director's fees for the preceding six month periods ending June 30 and December 31, respectively, at the closing market price for such shares as of the trading day prior to issuance.

     Mr. Randy Knight, who is a director of the Company, also serves as a consultant to the Company and receives $50,000 per year for his consulting services. The consulting agreement with Mr. Knight is terminable at the election of either party.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established three committees, which are authorized to act on behalf of the Board in their respective spheres: the Executive Committee, the Audit Committee and the Compensation Committee. The responsibilities of each Committee are described below.

                               EXECUTIVE COMMITTEE

     The Executive Committee of the Board was established November 7, 2000. The Executive Committee is authorized to act on behalf of the Board of Directors when the Board of Directors is not in session. The members of the Executive Committee are Kevin Knight, Gary Knight, Don Bliss, and Mark Scudder. The Executive Committee did not meet in 2000.

                   AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT

     The Audit Committee for 2000 was composed of Donald A. Bliss and G.D. Madden. Mr. Bliss served as Chairman of the Audit Committee. The Audit Committee met four times during 2000. The responsibilities of the Audit Committee are set forth in the Audit Committee Report, which appears below. All of the members of the Audit Committee are independent directors, as defined in the NASDAQ Stock Market's Listing Rule 4200. Since 1994, the Audit Committee, has operated pursuant to a written charter detailing its duties. The Audit Committee's Charter is set forth in Exhibit 2, below. In performing its duties, the Audit Committee, as required by applicable Securities and Exchange Commission rules, issues a report recommending to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K, and certain other matters, including the independence of the Company's outside public accountants. The REPORT OF THE AUDIT COMMITTEE is set forth below.

     THE AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING MADE BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 ON THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY GENERAL STATEMENT CONTAINED IN ANY SUCH FILINGS INCORPORATING THIS PROXY STATEMENT BY REFERENCE, EXCEPT TO THE EXTENT THE COMPANY INCORPORATES SUCH REPORT BY SPECIFIC REFERENCE.

                                  REPORT OF THE
                                 AUDIT COMMITTEE
                                       OF
                           KNIGHT TRANSPORTATION, INC.

     The Board of Directors of the Company has appointed an Audit Committee. The functions of the Audit Committee are focused on: (1) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements; (2) the independence of the Company's external auditors; and (3) the Company's compliance with legal and regulatory requirements.

     The Audit Committee meets periodically with management to discuss the adequacies of the Company's internal financial controls and the objectivity of its financial reporting. The Committee also meets with the Company's independent auditors.

     For the fiscal year ending December 31, 2000, Donald Bliss and G.D. Madden comprised the Audit Committee. Donald Bliss acted as the Chairman.

     The directors who serve on the Audit Committee are all "independent" for purposes of the NASDAQ Stock Market listing standards. That is, none of the members has a relationship to the Company that would interfere with his independence from the Company and its management.

     The Board of Directors has adopted a written charter setting forth the Audit Committee's functions. A copy of the Audit Committee's charter may be found in Exhibit 2 to this Proxy Statement.

     The Company retains independent public accountants who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards and issuing a report thereon. In performing its duties, the Audit Committee has discussed the Company's financial statements with management and the Company's independent auditors and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by each of them.

     Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, and express an opinion as to whether those financial statements fairly present the financial position, results of operation and cash flows of the Company in conformance with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

     For the fiscal year ending December 31, 2000, the Audit Committee:

     (1) Reviewed and discussed the audited financial statements with management of the Company;

     (2) Discussed with Arthur Andersen LLP, the independent auditors of the Company, the matters required to be discussed by Statement on Accounting Standards No. 61 (communications with Audit Committees); and

     (3) Reviewed and discussed the written  disclosures and the letter from the
Company's   independent   auditors  the  matters   relating  to  the   auditor's
independence from the Company.

     Based upon the Audit Committee's review and discussion of the matters above, the Audit Committee recommends to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


Donald Bliss, Chairman                                          February 7, 2001
G.D. Madden, Member                                             February 7, 2001

                             COMPENSATION COMMITTEE

     The Compensation Committee is composed entirely of directors who are not officers, employees or 10% shareholders of the Company. The Compensation Committee reviews all aspects of Executive Compensation and makes recommendations on such matters to the full Board of Directors. The Compensation Committee also reviews and approves stock options granted by the Company. The Audit Committee met formally once in 2000 to issue its Report on Executive Compensation. Additional information concerning the Compensation Committee, its members, Compensation Committee interlocks, and its REPORT ON EXECUTIVE COMPENSATION and the Performance Graph are set forth under "EXECUTIVE COMPENSATION," below.

                                OTHER COMMITTEES

     The Company does not maintain a standing nominating committee or other committee performing a similar function.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers Automated Quotation System ("NASDAQ") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such reports furnished to the Company, or written representations that no other reports were required, the Company believes that during the 2000 fiscal year, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with.

                           (Intentionally Left Blank)

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table which follows sets forth information concerning compensation for the fiscal years ended December 31, 2000, 1999, and 1998 awarded to, earned by, or paid to the Chief Executive Officer of the Company and the Company's five most highly compensated executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2000 (the "Named Executive Officers").

                                      ANNUAL COMPENSATION                           LONG-TERM COMPENSATION
                             ------------------------------------   ----------------------------------------------------
                                                                          AWARDS                    PAYOUTS
                                                                    --------------------  ------------------------------
                                                                    RESTRICTED
     NAME AND                                      OTHER ANNUAL       STOCK     OPTIONS/    LTIP          ALL OTHER
PRINCIPAL POSITION    YEAR   SALARY($)  BONUS($)  COMPENSATION($)   AWARD(S)($)  SARS(#)  PAYOUTS($)  COMPENSATION($)(1)
------------------    ----   ---------  --------  ---------------   -----------  -------  ----------  ------------------
Kevin P. Knight,      2000    260,000         0         0               0            0        0             2,220
Chairman, Chief       1999    250,000         0         0               0            0        0             2,220
Executive Officer     1998    252,229         0         0               0            0        0             2,300

Gary J. Knight,       2000    260,000         0         0               0            0        0             2,840
President             1999    250,000         0         0               0            0        0             2,840
                      1998    262,229         0         0               0            0        0             2,540

Keith T. Knight,      2000    260,000         0         0               0            0        0             2,460
Executive Vice        1999    250,000         0         0               0            0        0             2,460
President             1998    252,229         0         0               0            0        0             2,300

Clark A. Jenkins,(2)  2000    100,975         0         0               0                     0               625
Executive Vice        1999    115,000    34,000         0               0        3,000        0               625
President Finance,    1998    115,000    20,000         0               0            0        0               625
Chief Financial
Officer, Secretary

Timothy M. Kohl       2000    132,500    15,000         0               0       14,000        0               425
Chief Financial       1999        n/a
Officer, Secretary    1998        n/a

Bruce Beck, Jr.,      2000    132,956         0         0               0        3,000        0               625
Vice President        1999    150,000         0         0               0        8,750        0               625
                      1998    132,956         0         0               0            0        0                 0

----------
(1) In 2000, 1999 and 1998, compensation included in the category of "All Other Compensation" for each of the Named Executive Officers, except for Mr. Kohl, included Company contributions in the amount of $625, for each year, to the Knight Transportation, Inc. 401(k) Plan. Mr. Kohl received a Company contribution in the amount of $425 to the Knight Transportation, Inc. 401(k) Plan. The balance of compensation included in "All Other Compensation" represents the annual economic benefit derived from a $2,000,000 split-dollar life insurance policy maintained for each of the Knights during 2000, which will be refunded to the Company upon termination of the policy.
(2) Mr. Jenkins resigned as an officer of the Company on October 16, 2000, and was replaced by Mr. Timothy M. Kohl. Mr. Kohl's annual base compensation is $132,500.

The following table sets forth stock options granted to Named Executive Officers in 2000:

          OPTION GRANTS TO NAMED EXECUTIVE OFFICERS IN 2000 FISCAL YEAR

                                  INDIVIDUAL OPTION GRANTS
                  -------------------------------------------------------                 POTENTIAL REALIZABLE VALUE AT
                     NUMBER OF          PERCENT OF                                        ASSUMED ANNUAL RATES OF STOCK
                    SECURITIES        TOTAL OPTIONS                                     PRICE APPRECIATION FOR OPTION TERM
                    UNDERLYING          GRANTED TO         EXERCISE OR     EXPIRATION   ----------------------------------
   NAME(1)       OPTIONS GRANTED(#)  EMPLOYEES IN 2000   BASE PRICE($/SH)    DATE           5%($)              10%($)
   -------       ------------------  -----------------   ----------------    ----           -----              ------
Timothy M. Kohl       14,000                 2%              14.4375       10/12/2010       141,833            236,915
Bruce Beck, Jr.        3,000                 1%              14.4375       10/12/2010        49,710            106,710

     Except as set forth above, no stock appreciation rights (SARs) or options were granted during the 2000 fiscal year to any of the Named Executive Officers.

     The following table sets forth the information with respect to the exercise of stock options during the fiscal year ended December 31, 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                   AND OPTION VALUES AS OF DECEMBER 31, 20002

                                                                                         VALUE OF UNEXERCISED
                      SHARES                       NUMBER OF UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS AT
                    ACQUIRED ON       VALUE        AT FISCAL YEAR END 12/31/00(#)      2000 FISCAL YEAR END ($)
       NAME         EXERCISE (#)   REALIZED ($)   EXERCISABLE    UNEXERCISABLE(3)   EXERCISABLE   UNEXERCISABLE(3,4)
       ----         ------------   ------------   -----------    ----------------   -----------   ------------------
Clark A. Jenkins       50,128         297,010             0                0                0                0
Timothy M. Kohl          5001          39,794         2,750           24,999           13,850          120,744
Bruce Beck, Jr.             0               0         1,250           14,250            4,688           43,523

----------
(1) None of the other Named Executive Officers (Randy Knight, Kevin P. Knight, Gary J. Knight, and Keith T. Knight) were granted any options during fiscal year 2000.
(2) None of the other named Executive Officers (Randy Knight, Kevin P. Knight, Gary J. Knight, Keith T. Knight and Bruce Beck, Jr.) exercised any Options during fiscal year 2000.
(3) All options have been adjusted to reflect the effect of the Company's three-for-two stock split, effected as a stock dividend on May 18, 1998.
(4) Based on a closing price of $19.25 of the Company's Common Stock on December 31, 2000.

LONG TERM INCENTIVE PLAN

     Other than the Company's Stock Option Plan in which the Named Executive Officers, other than Mr. Timothy M. Kohl and Dr. Bruce Beck, do not participate, the Company does not have a long-term incentive plan or a defined benefit plan, and the Company has not issued any stock appreciation rights.

EMPLOYMENT AGREEMENTS

     The Company currently does not have any employment contracts, severance or change-in-control agreements with any of its Named Executive Officers.

     Upon Randy Knight's retirement as Chairman in 1999, the Company entered into a Consulting Agreement with Mr. Randy Knight for $50,000 per year. The Consulting Agreement is terminable at any time by either party. Presently, consulting services are rendered by Randy Knight through a limited liability company controlled by Mr. Knight.

STOCK OPTION PLAN

     The Company adopted in 1994 and currently maintains a stock option plan (the "Plan" or the "Stock Option Plan") to enable directors, executive officers and certain key and critical line employees of the Company, including drivers and other employees, to participate in the ownership of the Company. The Plan was amended and restated during 1998 to authorize the grant of options for an additional 525,000 shares of Common Stock under the Plan, for a total of 1,500,000 shares of Common Stock, after giving effect to the Company's 1998 stock dividend. The Plan is designed to attract and retain directors, executive officers, key employees and critical line employees of the Company, and to provide long-term incentives to those persons. In authorizing stock grants under the Plan, the Compensation Committee has sought to align the interests of employees with the Company's shareholders and has sought to make stock grants to those key employees and operating personnel whose performance is important to the Company's success. As of December 31, 2000, the Company had granted options to employers and directors to purchase 1,202,073 shares of its Common Stock; 297,927 Shares of Common Stock were reserved for the issuance of future stock options and grants.

401(K) PLAN

     The Company also sponsors a 401(k) Plan (the "401(k) Plan"). The 401(k) Plan is a profit sharing plan that permits voluntary employee contributions on a pre-tax basis under section 401(k) of the Internal Revenue Code. Under the 401(k) Plan, a participant may elect to defer a portion of his compensation and have the Company contribute a portion of his compensation to the 401(k) Plan. The Company makes a discretionary matching contribution. For 2000, the Company's contribution was $625 per participant. The Plan's assets are held and managed by an independent trustee. Under the 401(k) Plan, eligible employees have the right to direct the investment of employee and employer contributions among several mutual funds. The Plan also allows its participants to direct the trustee to purchase shares of the Company's stock on the open market. Senior executives of the Company and certain key employees are not permitted to participate in this aspect of the Plan.

     Amounts contributed by the Company for a participant will vest over five years and will be held in trust until distributed pursuant to the terms of the 401(k) Plan. An employee of the Company is eligible to participate in the 401(k) Plan if he has attained age 19 and completed 1,000 hours of service within a 12 month period. Distributions from participant accounts will not be permitted before age 59-1/2, except in the event of death, disability, certain financial hardships or separation from service.

COMPENSATION COMMITTEE, COMPENSATION COMMITTEE INTERLOCKS, REPORT ON EXECUTIVE COMPENSATION

     THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION, AND THE PERFORMANCE GRAPH THAT FOLLOW SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING MADE BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY GENERAL STATEMENT CONTAINED IN ANY SUCH FILING INCORPORATING THIS PROXY STATEMENT BY REFERENCE, EXCEPT TO THE EXTENT THE COMPANY INCORPORATES SUCH REPORT AND GRAPH BY SPECIFIC REFERENCE.

     The Compensation Committee is composed entirely of directors who are not officers, employees or 10% or greater shareholders of the Company. The Compensation Committee reviews all aspects of compensation of executive officers of the Company and makes recommendations on such matters to the full Board of Directors. The Compensation Committee of the Board of Directors for 2000 was composed of G.D. Madden and Mark Scudder. Mr. Scudder served as Chairman of the Compensation Committee. SEE "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS," below, for a description of transactions between the Company and members of the Board of Directors or their affiliates, and "CORPORATE GOVERNANCE - MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS AND ITS COMMITTEES," above, for a description of compensation of the members of the Compensation Committee. The Compensation Committee also renders an annual report to the Board of Directors concerning the compensation of the Company's executive officers.

     The Compensation Committee of the Board of Directors has furnished the following Report on Executive Compensation:

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Under  the  supervision  of the  Compensation  Committee  of the  Board  of
Directors, the Board of Directors reviews the compensation of the Company's executive officers annually. The compensation program for the Company's executive officers is administered in accordance with a pay-for-performance philosophy to link executive compensation with the values, objectives, business strategy, management incentives, and financial performance of the Company.

     Because the most senior executive officers of the Company each have substantial holdings of the Company's Common Stock, corporate performance directly affects these executive officers. The Committee believes that stock ownership by the Company's most senior executive officers aligns the interests of management with the interests of shareholders in the enhancing of shareholder value. With the exception of Mr. Timothy M. Kohl, Chief Financial Officer and

Secretary, and Dr. Bruce Beck, Vice President, each of whom is eligible for stock options and bonus awards, the Company's executive officers are compensated with a base salary only, with no bonus or short or long term incentives. With respect to Mr. Kohl and other executive officers without substantial holdings of the Company's Common Stock, the objectives of the Company's compensation program are to align, through the grant of stock options, executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return. The Company's stock option program is intended to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. The Committee believes that the Stock Option Plan is an effective tool for accomplishing this objective.

     In reviewing base salaries of senior management for 2000 and salary compensation for 2000-2001, including the salary of Mr. Kevin P. Knight, the Company's Chief Executive Officer, the Compensation Committee reviewed and considered (i) compensation information disclosed by similarly-sized publicly held truckload motor carriers; (ii) the financial performance of the Company, as well as the role and contribution of the particular executive with respect to such performance; (iii) non-financial performance related to the individual executive's contributions; and (iv) the particular executive's stock holdings.

     The Compensation Committee believes that the annual salaries of the Company's Chief Executive Officer and other executive officers are reasonable compared to similarly situated executives of other truckload motor carriers.

                             COMPENSATION COMMITTEE

                             Mark Scudder, Chairman
                              G. D. Madden, Member
                                February 7, 2001

                           (Intentionally Left Blank)

                             STOCK PERFORMANCE GRAPH

     The graph below compares cumulative total returns of the Company, the NASDAQ Stock Market and the NASDAQ Trucking and Transportation Stocks Indices (the "Peer Group") from December 31, 1996 to December 31, 2000. The graph assumes that $100 of the Company's Common Stock was purchased on December 31, 1996, at a price of $9.167 per share and all dividends were reinvested. The Company has paid no dividends on its Common Stock since its inception and does not expect to do so in the foreseeable future. THERE IS NO ASSURANCE THAT THE COMPANY'S STOCK PERFORMANCE WILL CONTINUE INTO THE FUTURE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH BELOW. THE COMPANY MAKES NO PREDICTIONS AS TO THE FUTURE PERFORMANCE OF ITS STOCK.

Index Description             12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000
-----------------             ----------   ----------   ----------   ----------   ----------   ----------
Knight Transportation, Inc.     100.00       138.18       201.81       291.13       186.81       209.99
NASDAQ Stock Market             100.00       123.04       150.76       212.44       383.79       714.83
NASDAQ Trucking &               100.00       110.39       141.29       127.07       122.84       111.72
Transportation Stocks Index
(the "peer" group)

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

COMPANY'S PURCHASE AND LEASE OF PROPERTIES

     The Company's headquarters and principal place of business is located at 5601 West Buckeye Road, Phoenix, Arizona, on approximately 43 acres. The Company owns approximately 35 acres and, as of December 31, 2000, leased approximately 8 acres from Randy Knight, a director and principal shareholder of the Company. The property leased by the Company from Randy Knight includes terminal and operating facilities. Total payments of approximately $81,000 were made by the Company to, or on behalf of, Total Warehousing and Randy Knight for the year ended December 31, 2000. Randy Knight owns a 50 percent interest in Total Warehousing; the balance is owned by an unaffiliated party.

     The lease between the Company and Randy Knight had an original term at five
(5) years, with two five year renewal options. The original base rent was $4,828 per month and has increased periodically through automatic rent escalators. In March 1999, the Company exercised its option to extend the lease term for five years. The current lease term will expire April 30, 2004. The Company has one more option to extend the lease term for an additional five (5) years. The current monthly based rent is $6,700. Under the lease, base rent increases by 3% on the first day of each option term, and the third anniversary of the commencement date of each option term. In addition to base rent, the lease requires the Company to pay its share of all expenses, utilities, taxes and other charges. Under the lease, the Company and Total Warehousing will continue to use portions of the premises jointly. The Company has granted Randy Knight access and utility easements over its owned and leased properties. The purchase and lease agreements between the Company and Randy Knight include cross-indemnities relating to liabilities and expenses arising from the use and occupancy of the property by the parties to the agreements.

     The Company and Total Warehousing from time to time provide services to each other. Total Warehousing provided general warehousing services to the Company and was paid $33,000 by the Company for the year ended December 31, 2000.

     Randy Knight retired as an officer of the Company on July 31, 1999, and since then has acted as a consultant to the Company for which services he receives $50,000 per year. The consulting agreement is terminable at the will of either party. The Board of Directors has approved this arrangement.

     The Company paid approximately $90,000 during 2000 for certain of its key employees' life insurance premiums. The total premiums paid are included in other assets in the consolidated balance sheet attached to Form 10-K. The life insurance policies provide for cash distributions to the beneficiaries of the policyholders upon death of the key employee. The Company is entitled to receive the total premiums paid out on the policies at distribution prior to any beneficiary distributions.

CONCENTREK INVESTMENT

     The Company periodically examines investment opportunities in areas related to the truckload carrier business. The Company's investment strategy is to add to shareholder value by investing in industry related businesses that will assist the Company in strengthening its overall position in the transportation industry, minimize the Company's exposure to start-up risk and provide the Company with an opportunity to realize a substantial return on its investment. In April 1999, the Company acquired a 17% interest in Concentrek, Inc. ("Concentrek"), formerly known as KNGT Logistics, Inc., with the intent of investing in the non-asset transportation business. The Company's investment in Concentrek was approved by a majority of the Company's Independent Directors. The Company holds non-voting Class A Preferred Stock in Concentrek which is preferred in the event of liquidation, dissolution, sale or merger and with respect to dividends over all other classes of stock, including stock held by members of the Knight family. The Company has preferential rights in the event Concentrek issues additional shares and limited voting rights with respect to merger, consolidation, sale of substantially all of Concentrek's assets, and certain other major corporate events. The Company, through a limited liability company, has agreed to lend up to a maximum of $935,000 to Concentrek pursuant to a promissory note to fund start-up costs. The note is convertible into Concentrek's Class A Preferred Stock and is secured by a lien on Concentrek's assets. Other investors in Concentrek include Randy, Kevin, Gary and Keith Knight, who collectively own 43% of Concentrek's issued and outstanding stock, and through the same limited liability company affiliate may lend up to a maximum of $4,565,000 to Concentrek pursuant to a promissory note convertible into Concentrek Class B Preferred Stock to fund Concentrek's start-up costs. The loans to Concentrek made by the Company and the Knights are on a parity basis with regard to security. The Company's investment has been structured to limit its exposure to Concentrek start-up losses and business risk.

KNIGHT FLIGHT

     In November 2000, the Company acquired a 19% interest in Knight Flight Services, LLC ("Knight Flight") which acquired and operates a Cessna Citation 560 XL jet aircraft. The aircraft is leased to Pinnacle Air Charter, L.L.C., an unaffiliated entity, which leases the aircraft on behalf of Knight Flight. The cost of the aircraft to Knight Flight was $8,942,700. The Company invested $1,717,700 in Knight Flight in order to assure access to charter air travel for the Company's employees. The Company has a priority use right for the aircraft and is not obligated to make additional capital contributions to Knight Flight. The remaining 81% interest in Knight Flight is owned by Randy, Kevin, Gary and Keith Knight, who have personally guaranteed the balance of the purchase price and to contribute any capital required to meet any cash short falls. The Company's acquisition of its interest in Knight Flight was approved by a disinterested majority of the Company's board of directors. The Company believes that its interest in Knight Flight will allow it access to needed charter air services for Company business at prices equal to or less than is available from unrelated charter companies.

TRANSACTIONS WITH AFFILIATES

     The Company has adopted a policy that transactions with affiliated persons or entities will be on terms no less favorable to the Company than those that could be obtained from unaffiliated third parties on an arm's length basis, and that any such transaction must be reviewed by the Company's Independent Directors.

CERTAIN BUSINESS RELATIONSHIPS

     During 2000, the Company retained Scudder Law Firm to perform certain legal services on its behalf. The Company paid Scudder Law Firm approximately $116,000 for services during 2000. The amounts paid to Scudder Law Firm exceeded 5% of that Firm's revenue in 2000. Mark Scudder, a member of the Company's Board of Directors, is a member of Scudder Law Firm and performed legal services on behalf of the Company. (The Company used the services of Scudder Law Firm during 2000, and intends to continue the use of Scudder Law Firm during 2001.)

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth, as of February 28, 2001, the number and percentage of outstanding shares of Company Common Stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each Director and Named Executive Officer of the Company, and by all directors and executive officers of the Company as a group.

         Name and Address of                  Amount and Nature of    Percent of
          Beneficial Owner(1)                 Beneficial Ownership       Class
          -------------------                 --------------------       -----
Donald A. Bliss(2)                                      6,179                *

Timothy M. Kohl(3)                                     26,059                *

Clark A. Jenkins(4)                                       211                *

Gary J. Knight(5)                                   1,930,037            12.54%

Keith T. Knight(6)                                  1,735,232            11.28%

Kevin P. Knight(7)                                  1,747,612            11.36%

L. Randy Knight(8)                                  1,527,062             9.92%

G.D. Madden(9)                                          4,679                *

Mark Scudder(10)                                        3,650                *

William Blair & Company, L.L.C.(11)                   978,275             6.36%

Wasatch Advisors, Inc.(12)                          1,346,017             8.75%

Perkins, Wolf, McDonnell & Company(13)                885,800             5.76%

Berger Small Cap Value Fund(14)                       792,000             5.15%

All directors and executive officers
  as a group (eight persons)                        8,215,845             53.4%

----------
*    Represents less than 1% of the Company's outstanding Common Stock.
(1) The address of each officer and director is 5601 West Buckeye Road, Phoenix, Arizona 85043. The address of William Blair & Company, L.L.C. ("William Blair") is 222 West Adams Street, Chicago, Illinois 60606. All information provided with respect to William Blair is based solely upon the Company's review of a Schedule 13G filed by William Blair with the Securities and Exchange Commission on February 28, 2000. The address of Wasatch Advisors, Inc. ("Wasatch") is 150 Social Hall Avenue, Salt Lake City, Utah 84111. All information provided with respect to Wasatch is based solely upon the Company's review of a Schedule 13G/A, filed by Wasatch with the Securities and Exchange Commission on February 13, 2001. The address of Perkins, Wolf, McDonnell & Company ("Perkins") is 53 West Jackson Blvd., Suite 722, Chicago, Illinois 60604. All information provided with respect to Perkins is based solely upon the Company's review of a Schedule 13G filed by Perkins with the Securities and Exchange Commission on February 14, 2000. The address of Berger Small Cap Value Fund ("Berger") is 210 University Boulevard, Suite 900, Denver, Colorado 80206. All information provided with respect to Berger is based solely upon the Company's review of Schedule 13G filed by Berger with the Securities and Exchange Commission on February 14, 2001.
(2) Includes 6,079 shares beneficially owned by Donald A. Bliss over which he exercises sole voting and investment powers under a Revocable Trust Agreement, and 100 Shares which are owned outright.
(3) Includes 25,250 shares that Timothy M. Kohl has the right to acquire through exercise of stock options and 809 shares owned outright.
(4)  Includes 211 shares of Common Stock owned outright.
(5) Includes 1,927,787 shares beneficially owned by Gary J. Knight over which he exercises sole voting and investment power as a Trustee under a Revocable Trust Agreement dated May 19, 1993, and 2,250 shares owned by three minor children who share the same household.
(6) Includes 1,732,982 shares beneficially owned by Keith T. Knight over which he and his wife, Fawna Knight, exercise sole voting and investment power as Trustees under a Revocable Trust Agreement dated March 13, 1995, and 2,250 shares owned by three minor children who share the same household.
(7) Includes 1,708,612 shares beneficially owned by Kevin P. Knight over which he and his wife, Sydney Knight, exercise sole voting and investment power as Trustees under a Revocable Trust Agreement dated March 25, 1994, 37,500 shares held by Kevin P. and Sydney B. Knight Family Foundation over which Kevin P. Knight and his wife, Sydney Knight, as officers of the Foundation, exercise sole voting and investment power on behalf of the Foundation; and 1,500 shares owned by four minor children, who share the same household.
(8) Includes 1,225,587 shares beneficially owned by L. Randy Knight over which he exercises sole voting and investment power as a Trustee under a Revocable Trust Agreement dated April 1, 1993; 300,000shares held by a limited liability company for which Mr. Knight acts as manager and whose members include Mr. Knight and trusts for the benefit of his four children; and 1,475 shares owned by a child who shares the same household and over which Mr. Knight exercises voting power.
(9) Includes 3,750 shares that G.D. Madden has the right to acquire through the exercise of a stock option, and 929 owned outright.
(10) Includes 2,500 shares that Mark Scudder has the right to acquire through the exercise of a stock option, and 1,150 owned outright.
(11) William Blair & Company, L.L.C. has sole voting power over 299,955 shares and sole dispositive power over 978,275 shares. It has shared voting power and shared dispositive power over no shares. William Blair & Company Investment Management Services, a department of William Blair & Company L.L.C., serves as an investment advisor. William Blair & Company, L.L.C. is the owner of record and discloses beneficial ownership of 978,275 shares. The foregoing is based solely on information provided by Form 13G, filed by William Blair & Company, L.L.C. with the Securities and Exchange Commission on February 28, 2000.
(12) Wasatch Advisors, Inc. has sole voting power over 1,346,017 shares and sole dispositive power over 1,346,017 shares. It has shared voting power and shared dispositive power over no shares. Wasatch Advisors, Inc. is the owner of record and discloses beneficial ownership of such shares. The foregoing is based solely on information provided by Form 13G/A, filed by Wasatch Advisors, Inc. with the Securities and Exchange Commission on February 13, 2001.
(13) Perkins, Wolf, McDonnell & Company has sole voting power and full dispositive power over no shares. It has shared voting power and shared dispositive power over 885,800 shares. Perkins, Wolf, McDonnell & Company is the owner of record and discloses beneficial ownership of such shares. The foregoing is based solely on information provided by Form 13G, filed by Perkins, Wolf, McDonnell & Company with the Securities and Exchange Commission on February 14, 2000.
(14) Berger Small Cap Value Fund has sole voting power and full dispositive power over no shares. It has shared voting power and shared dispositive power over 792,000 shares. Berger Small Cap Value Fund is the owner of record and discloses beneficial ownership of such shares. The foregoing is based solely on information provided by Form 13G, filed by Berger Small Cap Value Fund with the Securities and Exchange Commission on February 14, 2001.

                              SHAREHOLDER PROPOSALS

     The Board of Directors will consider proposals from shareholders for nominations of directors to be elected at the 2002 Annual Meeting of shareholders that are made in writing to the Secretary of the Company, are received at least ninety (90) days prior to the 2002 Annual Meeting, and contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications, as more fully provided in the Company's Articles of Incorporation and Bylaws.

     Proposals of shareholders as to other matters intended to be presented at the 2002 Annual Meeting must be received by the Company by December 6, 2001, to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such Meeting. Proposals should be mailed via certified mail, return receipt requested, and addressed to Timothy M. Kohl, Secretary, Knight Transportation, Inc., 5601 West Buckeye Road, Phoenix, Arizona 85043.

                                  OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.


                                        Knight Transportation, Inc.

                                        /s/ Kevin P. Knight

                                        Kevin P. Knight
                                        Chairman of the Board and
                                        Chief Executive Officer

                                    EXHIBIT 1

                            PROPOSED AMENDMENT TO THE
            ARTICLES OF INCORPORATION OF KNIGHT TRANSPORTATION, INC.

1. The Board of Directors of Knight Transportation, Inc. (the "Company") has approved the following Second Amendment to the Company's Amended and Restated Articles of Incorporation, as filed with the Arizona Corporation Commission on August 31, 1994, for submission to shareholders of the Company for their consideration and action:

2. Paragraph (E)(3) of Article VII of the Restated Articles of Incorporation of the Company will be amended by deleting that paragraph and substituting the following paragraph:

     (E)(3) Class III directors shall be elected to serve for a three (3) year term commencing with their election at the annual meeting of shareholders and expiring on the conclusion of the third succeeding annual meeting of shareholders.

3. The Second Amendment to the August 31, 1994 Amended and Restated Articles of Incorporation of the Company, as filed with the Arizona Corporation Commission, will become effective upon filing of such Second Amendment with the Arizona Corporation Commission.

                                    EXHIBIT 2

                           KNIGHT TRANSPORTATION, INC.

                             AUDIT COMMITTEE CHARTER

                              AMENDED AND RESTATED

                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                             THE BOARD OF DIRECTORS

                                       OF

                           KNIGHT TRANSPORTATION, INC.



                                  MAY 10, 2000

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   Purpose of Audit Committee................................................1

2.   Qualifications of Audit Committee.........................................1

3.   Duties of the Audit Committee.............................................2

4.   Access to Information.....................................................4

5.   Employee Access to Audit Committee........................................4

6.   Frequency of Meetings.....................................................4

7.   Access to Legal Counsel...................................................4

8.   Meeting Procedures........................................................4

9.   Other Duties..............................................................5

10.  Limitation of Audit Committee Duties......................................5

                              AMENDED AND RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                           KNIGHT TRANSPORTATION, INC.
                                  MAY 10, 2000

                                    RECITALS

     In June 1994, the Board of Directors of Knight Transportation, Inc. (the "Company") appointed an Audit Committee, and that committee, since July 26, 1994, has maintained a written Charter specifying its duties.

     On December 14, 1999, the Securities and Exchange Commission (the "Commission") issued Release No. 34-42231 (the "NASDAQ Release"), amending the rules applicable to the qualification and responsibility of directors participating on the audit committees of NASDAQ traded companies. On December 22, 1999, the Commission issued Release No. 34-42266 (the "SEC Release") amending, among other rules, the rules applicable to audit committees for all publicly traded companies.

     The Board of Directors of the Company (the "Board") believes that it is appropriate to amend and restate the Charter of the Audit Committee of the Board of Directors of Knight Transportation, Inc. (the "Charter") in order to comply with the applicable provisions of the NASDAQ Release and the SEC Release. Accordingly, the Charter is hereby amended and restated, in its entirety, as follows, effective as of May 10, 2000, to reflect the directives of the Company's Board.

                                     CHARTER

     1. PURPOSE OF AUDIT COMMITTEE. The purpose of the Audit Committee is to provide independent and skilled guidance to the Board in fulfilling its responsibility to ensure the fairness and accuracy of the Company's financial statements and to ensure the existence of appropriate internal financial controls, and the independence of the independent public accounting firm engaged to audit the Company's financial statements (the "external auditors"), and to render the reports required of the Audit Committee pursuant to Item 306 of Regulation S-K, and to allow the Company to make the disclosures required by
Item 7(e)(3) of Schedule 14(A) and related Commission regulations.

     2. QUALIFICATIONS OF AUDIT COMMITTEE. The Audit Committee shall consist of not less than two (and not later than June 14, 2001, three directors) nor more than five directors, each of whom qualifies as an "independent director" under Rule 4200 of the NASDAQ Stock Market, Inc.'s listing requirements, unless exceptional circumstances exist that, under NASDAQ listing requirements, would allow the Audit Committee to include one non-independent director member, who may not be either a current employee or immediate family member of a current employee. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Audit Committee shall, in the judgment of the Board, have experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background in evaluating financial statements, which may include past experience as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     3. DUTIES OF THE AUDIT COMMITTEE. Subject to the second sentence of Paragraph 10, below, the Audit Committee will perform the following duties in the manner and priority the Audit Committee determines, in its discretion, to be appropriate under the circumstances:

          (a) Review the Company's earnings statements and forecasts, if any, with management and with the Company's external auditors prior to the release of such statements to the public;

          (b) Assure that the Company's interim financial statements are reviewed by the Company's external auditors, as required by Item 306 of Regulation S-K prior to the filing of such interim financial statements with the Commission as part of the Company's report on Form 10-K;

          (c) Review and discuss the Company's audited financial statements with management;

          (d) Review and discuss the Company's audited financial statements with the Company's external auditors and review those matters required to be discussed by SAS-61, as modified or supplemented from time to time;

          (e) Receive from the Company's external auditors, formal written statements and disclosures and the letter from the Company's external auditors required by Independent Standards Board's Standard No. 1, as modified or supplemented, and discuss with the external auditors their independence, and review all audit and other services performed by the external auditors for the Company to assure that such services do not compromise the external auditors' independence;

          (f) Review and consider and, to the extent necessary, engage in direct dialogue with the external auditors, with respect to any relationships or services provided by the external auditors to the Company or any other affiliate of the Company or any party that may affect the objectivity or independence of the external auditors and take, or recommend that the Board take, appropriate action to ensure the independence of the external auditors;

          (g) Review annually the scope of the external auditors' work, including any non-auditing or consulting services;

          (h) Review with the Company's external auditors all adjustments made to the Company's audited financial statements, including a reconciliation of any adjustments made in the audited financial statements from the Company's quarterly interim financial statements;

          (i) Review with management and the Company's external auditors any significant financial reporting issues or judgments called for in connection with the preparation of the Company's financial statements, including the
adequacy  and  appropriateness  of  any  reserves,   policies  relating  to  the
recognition of revenue, the quality and appropriateness of the Company's accounting principles, and any other matters which, in the judgment of the Committee or the Company's external auditors, could have a material impact on the Company's financial statements;

          (j) Meet with the Company's external auditors and with management to review and assess any material financial risk exposure to the Company and the steps management has or plans to take to monitor and control financial risk;

          (k) Review with the Company's external auditors and management the adequacy of the Company's internal financial controls and reporting systems;

          (l) Confer with the Company's external auditors whether any matters described in Section 10A of the Securities and Exchange Act of 1934 have come to the attention of the external auditors;

          (m) Review any major changes to the Company's auditing and accounting policies and practices suggested by the Company's external auditors or by management. (In undertaking the duties specified herein, in communications with the Company's external auditors, the Audit Committee will, in accordance with SAS-61, communicate with the external auditors with respect to (1) methods used to account for significant or unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates, and the basis for the auditors conclusions regarding the reasonableness of those estimates; and (4) disagreements with management, if any, over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the Company's financial statements);

          (n) Recommend annually the selection and engagement of the Company's external auditors and review their fees and the proposed scope and plan of the annual audit;

          (o) Review the external auditors' management letter and consider any comments made by the external auditors with respect to improvements in the internal accounting controls of the Company, consider any corrective action recommended by the external auditors, and review any corrective action taken by management;

          (p) Review and devote attention to any areas in which management and the Company's external auditors disagree and determine the reasons for such disagreement;

          (q)  Review  the   performance  of  the  external   auditors  and,  if
appropriate, recommend that the Board replace any external auditor failing to perform satisfactorily;

          (r) Review the performance of the Company's Chief Financial Officer and Controller;

          (s) Review any difficulties any external auditor may have encountered with respect to performance of an audit, including, without limitation, any restrictions placed upon the scope of the audit on access to information, or any changes in the proposed scope of the audit;

          (t) Provide, as part of the Company's proxy filed pursuant to Regulation 14A or 14C, as applicable, the report required by Item 306 of Regulation S-K, and cause a copy of that report to be included annually in the Company's proxy solicitation materials; and

          (u) Periodically review the adequacy of this Charter and make recommendations to the Board with respect to any changes in the Charter.

     4. ACCESS TO INFORMATION. In order to perform its obligations, the Audit Committee shall have unrestricted access to all relevant internal and external Company information and to any officer, director or employee of the Company.

     5. EMPLOYEE ACCESS TO AUDIT COMMITTEE. Any person employed by the Company and any of the Company's independent contractors will have access to the Audit Committee to report any matter which such person believes would be of interest to the Audit Committee or of general concern to the Audit Committee or the Board. Contacting a member of the Audit Committee to report any irregularity, questionable activity, or other matter will not subject the person making the report to discipline.

     6. FREQUENCY OF MEETINGS. The Audit Committee will meet each quarter prior to the release of the Company's earnings statements to review the earnings release. In addition, the Audit Committee will convene if a meeting is noticed by its Chairman, any member of the Audit Committee, any member of the Board, the Chief Financial Officer, or the Chief Executive Officer.

     7. ACCESS TO LEGAL COUNSEL. The Audit Committee, at its request, shall have access to the Company's outside legal counsel, and, if requested, to its own independent legal counsel. The Company will pay for the cost of any such legal counsel.

     8. MEETING PROCEDURES.

          (a) Members of the Audit Committee shall endeavor to attend all meetings of the Committee. The Audit Committee may meet telephonically or in person and may take action, with the written consent of all members. A majority of the Audit Committee will constitute quorum for all purposes.

          (b) Written minutes will be maintained for each meeting of the Audit Committee.

          (c) The Audit Committee, at least once a year, will meet privately with the Company's external and internal auditors, and no representative of the Company's management shall attend such meetings.

     9. OTHER DUTIES. The Audit Committee will perform such other duties as the Board may assign to it.

     10. LIMITATION OF AUDIT COMMITTEE DUTIES. The Audit Committee is not an investigative committee of the Board and shall have no investigative duties, unless expressly assigned to the Audit Committee by the Board. The Audit Committee will exercise its business judgment in performing its duties under this Charter, including the duties outlined in Paragraph 3, and may emphasize and prioritize those duties and responsibilities set forth above which the Committee, in its discretion and judgment, believes are the most important,
given  the  particular   circumstances.   The  external  auditors  shall  remain
ultimately accountable to the Company's Board and the Audit Committee, as the designated representatives of the Company's shareholders. Accordingly, it is not the duty of the Audit Committee to undertake the audit of the Company itself, to plan the audit, or to undertake any of the responsibilities of the Company's internal or external auditors. The Audit Committee is not required to follow the procedures required of auditors in performing reviews of interim financial statements of audited financial statements. In performing its functions, the Audit Committee may rely upon information provided to it by management, by the Company's internal and external auditors, or by legal counsel. This Charter imposes no duties on the Audit Committee or its members that are greater than those duties imposed by law upon a director of an Arizona corporation under
Section 10-830 of the Arizona Revised Statutes. If any claim is asserted against the Audit Committee, any of its members or the Company by shareholder or any other person, nothing in this Charter shall be construed to limit or restrict any defense available to the Audit Committee, any of its members, or to the Company.

DATED: May 10, 2000

                                        /s/ Don Bliss
                                        ----------------------------------------
                                        Don Bliss, Chairman and Member
                                        Audit Committee

                           KNIGHT TRANSPORTATION, INC.
                             5601 WEST BUCKEYE ROAD
                             PHOENIX, ARIZONA 85043

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 9, 2001, 10:00 a.m., Phoenix Time

     By executing this Proxy, the shareholder constitutes and appoints the Chairman and Chief Executive Officer, Kevin P. Knight, and the Secretary and the Chief Financial Officer, Timothy M. Kohl, and each of them, as proxies for the shareholder (or if only one proxy is present, that one shall have all power, granted here), with full power of substitution, who may, and by a majority of such proxies, represent the shareholder and vote all shares of Common Stock which the shareholder is entitled to vote at the Annual Meeting of Shareholders of Knight Transportation, Inc. to be held on May 9, 2001, at l0:00 a.m., Phoenix Time, at The Wigwam Resort Hotel, 300 East Wigwam Boulevard, Arizona 85340, or at any adjournment thereof, on all matters set forth in the Notice and Proxy Statement for the Annual Meeting dated May 9, 2001, as follows:

     1. PROPOSAL NO. 1: Election of Directors.

                              NOMINEES FOR DIRECTOR

01-Timothy M. Kohl *, 02- Mark Scudder *, 03-Donald A. Bliss *, 04-Gary
Knight **, 05-G.D. Madden **, 06-Matt Salmon **, 07-Kevin Knight ***, 08- Randy Knight ***, 09-Keith Knight ***

Key to Abbreviations:

*   - To elect as a Class I Director for a one year term.
**  - To elect as a Class II Director for a two-year term.
*** - To elect as a Class III Director for a three-year term.

     [ ]  VOTE for all Nominees listed above.

     [ ]  WITHHOLD authorization to vote for all Nominees listed above.

     [ ] WITHHOLD authorization to vote for any individual Nominee. Write number of Nominee(s) for which authorization is withheld: __________

     2. PROPOSAL NO. 2: Amendment of Articles of Incorporation.

     Proposal to amend the Articles of Incorporation to clarify the Amendment adopted at the 2000 Annual Meeting.

     [ ]  FOR Amendment.

     [ ]  AGAINST Amendment.

     [ ]  ABSTAIN.

     3. PROPOSAL NO. 3: Proposal to ratify and approve the selection of Arthur Andersen LLP, as the Company's independent accountant for 2001.

     [ ]  FOR APPROVAL of Arthur Andersen LLP.

     [ ]  AGAINST APPROVAL of Arthur Andersen LLP.

     [ ]  ABSTAIN.

     4. In their discretion, the proxies are also authorized to vote upon such matters as may properly come before the Annual Meeting or any adjournments thereof.

     The shareholder acknowledges receipt of the Notice and Proxy Statement dated April 5, 2001, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the shareholder would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the shareholder's name, place and stead.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KNIGHT TRANSPORTATION, INC., AND THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED BY YOU, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES NAMED IN PROPOSAL NUMBER ONE, FOR PROPOSAL NUMBER TWO, AND FOR PROPOSAL NUMBER THREE.

     Please mark, sign, date and return the Proxy Card promptly, using the enclosed envelope, which requires no postage when mailed in the United States.

     PLEASE SIGN ABOVE EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHALL SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Signature: ________________________________________

Title:     ________________________________________

Signature: ________________________________________

Title:     ________________________________________

DATED:     __________________________________, 2001

Address Change?
Mark box [ ] and indicate changes below:

___________________________________________________

___________________________________________________

___________________________________________________